Exhibit 32.1

CERTIFICATION PURSUANT TO

RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Xperi Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Jon E. Kirchner, Chief Executive Officer and President, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon E. Kirchner
Jon E. Kirchner
Chief Executive Officer and President
(Principal Executive Officer)
February 27, 2025

CERTIFICATION PURSUANT TO

RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Xperi Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Robert Andersen, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Andersen
Robert Andersen
Chief Financial Officer
(Principal Financial and Accounting Officer)
February 27, 2025